Supplement to the currently effective SUMMARY PROSPECTUSES

Deutsche Floating Rate Fund

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The following information replaces the existing disclosure contained in the “Portfolio Manager(s)” sub-section of the “MANAGEMENT” section of the fund’s summary prospectus.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Mark L. Rigazio, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Please Retain This Supplement for Future Reference

September 19, 2017

PROSTKR-968